SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2002

PAC-WEST TELECOMM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California (State or other jurisdiction of incorporation)	000-27743 (Commission File Number)	68-0383568 (IRS Employer Identification No.)

1776 W. March Lane, Suite 250
Stockton, California 95207
(Address of Principal Executive Offices, including Zip Code)

(209) 926-3300
(Registrant’s Telephone Number, Including Area Code)

[FORMER NAME AND/OR ADDRESS]
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURES

Item 9. Regulation FD Disclosure

         On August 14, 2002, Pac-West Telecomm, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Pac-West’s Chairman and Chief Executive Officer, Wallace W. Griffin, and Acting Chief Financial Officer, H. Ravi Brar, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         The text of each of these certifications is set forth below:

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  Reference is hereby made to the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”) filed on the date hereof with the Securities and Exchange Commission by Pac-West Telecomm, Inc (the “Company”). In connection with the filing of the Report and as required by 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chairman and Chief Executive Officer of the Company, hereby certifies that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wallace W. Griffin

Name: Wallace W. Griffin Title: Chairman and Chief Executive Officer Date: August 14, 2002

* * * *

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  Reference is hereby made to the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”) filed on the date hereof with the Securities and Exchange Commission by Pac-West Telecomm, Inc (the “Company”). In connection with the filing of the Report and as required by 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Acting Chief Financial Officer of the Company, hereby certifies that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. Ravi Brar

Name: H. Ravi Brar Title: Acting Chief Financial Officer Date: August 14, 2002

* * * *

SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 14, 2002.

PAC-WEST TELECOMM, INC.

/s/ H. Ravi Brar

Date: August 14, 2002	By: Its:	H. Ravi Brar Acting Chief Financial Officer